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                                                         EXHIBIT 10(a)


                       LIST OF CONSENTS PURSUANT TO RULE 483(c)




Consent of Ernst & Young LLP, independent auditors, appears as Exhibit 10(b) hereto.

Consent of Coopers & Lybrand L.L.P., independent accountants, appears as Exhibit 10(c) hereto.

Consent of Messrs. Chadbourne & Parke LLP appears as Exhibit 10(d) hereto.


Consent of Elizabeth E. Arthur, Esq., Assistant Secretary of
The American Franklin Life Insurance Company, appears as Exhibit 10(e) hereto.